================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                   DATE OF REPORT - October 24, 2001
                       (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

              DELAWARE                              1-8974                            22-2640650
  (State or other jurisdiction of          (Commission File Number)               (I.R.S. Employer
           incorporation)                                                       Identification Number)


101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY                              07962-2497
(Address of principal executive offices)                                              (Zip Code)



       Registrant's telephone number, including area code: (973) 455-2000



================================================================================

ITEM 5. OTHER EVENTS.

         Honeywell published its third quarter 2001 financial results on October 24, 2001. Honeywell reported free cash flow of $353 million, and stated that the events of September 11 had resulted in an abrupt and unprecedented decline in the aviation industry. In response, Honeywell has accelerated its cost-reduction actions and further accelerated efforts to improve performance. Census reductions are expected to total 15,800 by the end of the year. Honeywell's income statements for the three- and nine-month periods ended September 30, as well as the results of its business segments, are set forth below:

                          Honeywell International Inc.
                  Consolidated Statement of Income (Unaudited)
                  --------------------------------------------
                     (In millions except per share amounts)


                                                                        Three Months Ended September 30
                                                                        -------------------------------
                                                                     2001                              2000
                                                        ----------------------------      -----------------------------
                                                         Reported         Adjusted  (B)    Reported         Adjusted   (D)
                                                        ------------     -----------      ------------     ------------

Net sales                                                   $ 5,789         $ 5,789           $ 6,216          $ 6,216
                                                        ------------     -----------      ------------     ------------

Costs, expenses and other
    Cost of goods sold                                        5,368 (A)       4,452             4,845 (C)        4,484
    Selling, general and administrative expenses                803 (A)         738               791              791
    Equity in (income) loss of affiliated companies              17 (A)         (10)               68 (C)          (31)
    Other (income) expense                                   -               -                    (35)             (35)
    Interest and other financial charges                         99              99               125              125
                                                        ------------     -----------      ------------     ------------

                                                              6,287           5,279             5,794            5,334
                                                        ------------     -----------      ------------     ------------

Income (loss) before taxes on income                           (498)            510               422              882
Taxes (benefit) on income                                      (190)            150               140              269
                                                        ------------     -----------      ------------     ------------

Net income (loss)                                          $   (308)        $   360           $   282          $   613
                                                        ============     ===========      ============     ============

Earnings (loss) per share of common stock-basic            $  (0.38)        $  0.44           $  0.35          $  0.76
                                                        ============     ===========      ============     ============

Earnings (loss) per share of common stock -
     assuming dilution (E)                                 $  (0.38)        $  0.44           $  0.35          $  0.76
                                                        ============     ===========      ============     ============

Weighted average number of shares outstanding-basic             813             813               801              801
                                                        ============     ===========      ============     ============

Weighted average number of shares outstanding -
     assuming dilution (E)                                      813             816               806              806
                                                        ============     ===========      ============     ============


(A) Cost of goods sold, selling, general and administrative expenses, and equity in (income) loss of affiliated companies include provisions of $916, $65 and $27 million, respectively, for repositioning and other charges. Total net pretax charges were $1,008 million (after-tax $668 million, or $0.82 per share) which includes $537 million of net repositioning charges, $181 million of probable and reasonably estimable legal and environmental claims, $145 million of write-downs of fixed capital, goodwill and other identifiable intangible assets of our Friction Materials business, $106 million of write-offs principally related to asset impairments, including receivables and inventory, and $39 million of loss contracts.

(B)  Excludes the impact from the items in (A) above.

(C) Cost of goods sold and equity in (income) loss of affiliated companies include provisions of $361 and $99 million, respectively, for repositioning and other charges. Total net pretax charges were $460 million (after-tax $331 million, or $0.41 per share) which includes $86 million of net repositioning charges, $245 million of write-downs of fixed capital, goodwill and other identifiable intangible assets of our Friction Materials business, $99 million for costs associated with closing an affiliate's chemical manufacturing operations, and $30 million of write-offs principally related to asset impairments, including inventory.

(D)  Excludes the impact from the items in (C) above.

(E) Dilutive securities issuable in connection with stock plans have been excluded from the calculation of reported loss per share because their effect would reduce the loss per share.

                          Honeywell International Inc.
                 Consolidated Statement of Incomce (Unaudited)
                 ---------------------------------------------
                     (In millions except per share amounts)



                                                                            Nine Months Ended September 30
                                                                            ------------------------------
                                                                          2001                             2000
                                                             ----------------------------     ----------------------------
                                                              Reported         Adjusted (B)    Reported         Adjusted (E)
                                                             ------------     -----------     ------------     -----------
Net sales                                                        $17,799        $ 17,799          $18,569        $ 18,569
                                                             ------------     -----------     ------------     -----------

Costs, expenses and other
    Cost of goods sold                                            15,408 (A)      13,510           13,966 (C)      13,509
    Selling, general and administrative expenses                   2,408 (A)       2,257            2,312           2,312
    (Gain) on sale of non-strategic businesses                    -               -                  (112)(D)      -
    Equity in (income) loss of affiliated companies                  205 (A)           5               50 (C)         (49)
    Other (income) expense                                           (18)(A)         (23)             (48)            (48)
    Interest and other financial charges                             313             313              365             365
                                                             ------------     -----------     ------------     -----------
                                                                  18,316          16,062           16,533          16,089
                                                             ------------     -----------     ------------     -----------

Income (loss) before taxes on income                                (517)          1,737            2,036           2,480
Taxes (benefit) on income                                           (300)            512              631             756
                                                             ------------     -----------     ------------     -----------

Net income (loss)                                                 $ (217)        $ 1,225          $ 1,405         $ 1,724
                                                             ============     ===========     ============     ===========

Earnings (loss) per share of common stock-basic                  $ (0.27)         $ 1.51           $ 1.76          $ 2.16
                                                             ============     ===========     ============     ===========

Earnings (loss) per share of common stock -
     assuming dilution (F)                                       $ (0.27)         $ 1.50           $ 1.74          $ 2.14
                                                             ============     ===========     ============     ===========

Weighted average number of shares outstanding-basic                  811             811              799             799
                                                             ============     ===========     ============     ===========

Weighted average number of shares outstanding -
     assuming dilution (F)                                           811             816              808             808
                                                             ============     ===========     ============     ===========


(A) Cost of goods sold, selling, general and administrative expenses, and equity in (income) loss of affiliated companies include provisions of $1,898, $151 and $200 million, respectively, for repositioning and other charges. Other (income) expense includes a net provision of $5 million, consisting of $6 million for a charge related to the early extinguishment of debt, offset by a $1 million credit recognized upon the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS No. 133), effective for Honeywell as of January 1, 2001. Total net pretax charges, including the impact of adopting SFAS No. 133, were $2,254 million (after-tax $1,442 million, or $1.78 per share).

(B)  Excludes the impact from the items in (A) above.

(C) Cost of goods sold and equity in (income) loss of affiliated companies include provisions of $457 and $99 million, respectively, for repositioning and other charges. Total net pretax charges were $556 million (after-tax $390 million, or $0.49 per share).

(D) Represents the pretax gain on the sale of the former Honeywell Inc. TCAS product line of $112 million (after-tax $71 million, or $0.09 per share).

(E)  Excludes the impact from the items in (C) and (D) above.

(F) Dilutive securities issuable in connection with stock plans have been excluded from the calculation of reported loss per share because their effect would reduce the loss per share.

                          Honeywell International Inc.
                                  Segment Data
                                  ------------
                              (Dollars in Millions)


Nets Sale                                                             Periods Ended September 30
---------                                                             --------------------------
                                                          Three Months                       Nine Months
                                                  ------------------------------   --------------------------------
                                                     2001               2000          2001                 2000
                                                  -----------        -----------   ------------         -----------
Aerospace                                             $2,372             $2,458         $7,315              $7,308

Automation and Control Solutions                       1,780              1,861          5,309               5,441

Specialty Materials                                      775              1,014          2,563               3,100

Transportation and Power Systems                         851                866          2,577               2,665

Corporate                                                 11                 17             35                  55
                                                  -----------        -----------   ------------         -----------
     Total                                            $5,789             $6,216        $17,799             $18,569
                                                  ===========        ===========   ============         ===========



Segment Profit                                                       Periods Ended September 30
--------------                                                       --------------------------
                                                          Three Months                       Nine Months
                                                  ------------------------------   --------------------------------
                                                     2001               2000          2001                 2000
                                                  -----------        -----------   ------------         -----------
Aerospace                                              $ 393              $ 565        $ 1,348              $1,604

Automation and Control Solutions                         192                277            566                 742

Specialty Materials                                      (19)                98             57                 300

Transportation and Power Systems                          65                 41            178                 211

Corporate                                                (32)               (40)          (117)               (109)
                                                  -----------        -----------   ------------         -----------

     Total Segment Profit                                599                941          2,032               2,748

Gain on sale of non-strategic businesses                   -                  -              -                 112

Equity in income (loss) of affiliated companies           10                 31             (5)                 49

Other income                                               -                 35             23                  48

Interest and other financial charges                     (99)              (125)          (313)               (365)

Repositioning and other charges                       (1,008)              (460)        (2,254)               (556)
                                                  -----------        -----------   ------------         -----------

     Income (loss) before taxes on income             $ (498)             $ 422         $ (517)             $2,036
                                                  ===========        ===========   ============         ===========

         The following table sets forth the historical ratios of earnings to fixed charges of Honeywell for the periods indicated:

 Nine Months Ended
   September 30,                                Year Ended December 31,
-------------------         ----------------------------------------------------------------
2001           2000         2000           1999           1998           1997           1996
----           ----         ----           ----           ----           ----           ----
0.26(d)        5.73(c)      5.24(b)        6.74(a)        8.05           7.20           6.65

         The ratio of earnings to fixed charges is generally computed by dividing the sum of net income, income taxes and fixed charges (net of capitalized interest) less undistributed equity income by fixed charges. Fixed charges represent gross interest and amortization of debt discount and expense and the interest factor of all rentals, consisting of an appropriate interest factor on operating leases.

(a) Included in earnings for 1999 were merger, repositioning and other charges, a gain on the sale of our Laminate Systems business and a gain on the sale of our investment in AMP Incorporated common stock resulting in a net pretax charge of $913 million. Excluding such charge, the ratio of earnings to fixed charges would have been 9.12.

(b) Included in earnings for 2000 were repositioning, environmental and other charges and asset impairments, and a gain on the sale of the TCAS product line of Honeywell Inc. resulting in a net pretax charge $854 million. Excluding such charge, the ratio of earnings to fixed charges would have been 6.66.

(c) Included in earnings for the nine months 2000 were repositioning and other charges and asset impairments, and a gain on the sale of the TCAS product line of Honeywell Inc. resulting in a net pretax charge $444 million. Excluding such charge, the ratio of earnings to fixed charges would have been 6.72.

(d) Included in earnings for the nine months 2001 were repositioning and other charges, asset impairments and legal and environmental claims resulting in a net pretax charge $2,254 million. Excluding such charge, the ratio of earnings to fixed charges would have been 5.86.

As at September 30, 2001, Honeywell had (in millions):

Cash and cash equivalents                                                $ 1,324

Total Assets                                                              25,332

Short-term borrowings and commercial paper                                 1,556
Current maturities of long-term debt                                         408
Long-term debt                                                             3,519
Total debt                                                                 5,483
Total shareowners' equity                                                  9,252

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 24, 2001              Honeywell International Inc.


                                             By  /s/ Victor P. Patrick
                                                --------------------------------
                                                  Victor P. Patrick
                                                  Vice President, Secretary and
                                                  Deputy General Counsel